UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2011

CREATIVE VISTAS, INC.
(Exact name of registrant as specified in charter)

Arizona (State or other jurisdiction of incorporation)	0-30585 (Commission File Number)	86-0464104 (IRS Employer Identification No.)

2100 Forbes Street Unit 8-10 Whitby, Ontario, Canada	L1N 9T3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 666-8676

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Effective February 23, 2011, the common stock of Creative Vistas, Inc. (the “Company) became ineligible for quotation on the OTC Bulletin Board due to quoting inactivity pursuant to Rule 15c2-11 under the Securities Exchange Act of 1934, as amended.

The Company’s common stock has been moved to OTC Link, which is operated by OTC Markets Group Inc. (formerly known as Pink OTC Markets Inc. or “Pink Sheets”). OTC Link is an electronic quotation system that displays quotes from broker dealers for many over-the-counter securities.

Quotations for the Company’s common stock can be obtained through the Pink Sheets website (www.pinksheets.com) under the symbol “CVAS”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATIVE VISTAS, INC.

Date: March 14, 2011	By:	/s/ Dominic Burns
	Name:	Dominic Burns
	Title:	President